UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2026

(Date of Report - Date of earliest event reported on)

Community Bancorp /VT
(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 8, 2026, Community Bancorp. (the Company), the parent company of Community National Bank, issued a press release announcing that it has applied to uplist its common shares from the OTCQX Market to the Nasdaq Capital Market.  The Company is currently working toward meeting Nasdaq’s financial, governance and other listing requirements.  However, there is no assurance that the Company will ultimately meet the listing requirements or that its listing application will be approved. If the listing application is approved, trading of Community Bancorp.’s common shares would shift from the OTCQX Market to the Nasdaq Capital Market.

A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 –	Press Release dated January 8, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: January 8, 2026	/s/ Christopher Caldwell
Christopher Caldwell, President and
Chief Executive Officer

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